UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                                                                                                                      December 19, 2007

Central Index Key Number of depositor: 0000819975, 0000869090
CHASE BANK USA, NATIONAL ASSOCIATION
 (Sponsor, Depositor, Originator, Administrator and Servicer of the Issuing Entities described herein)

Central Index Key Number of issuing entity: 0000890493
FIRST USA CREDIT CARD MASTER TRUST
(Issuing Entity of the First USA Collateral Certificate)

Central Index Key Number of issuing entity: 0001004988
CHASE CREDIT CARD MASTER TRUST
(Issuing Entity of the Chase Collateral Certificate)

Central Index Key Number of issuing entity: 0001174821
CHASE ISSUANCE TRUST
(Issuing Entity of the Notes)
 (Exact name of registrant as specified in its charter)

Laws of the United States	333-131327	22-2382028
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)
Chase Bank USA, National Association White Clay Center Building 200 Route 273 Newark, Delaware		19711
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code   (302) 575-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01    Other Events

On December 19, 2007, Chase Bank USA, National Association (the “Bank”), Chase Issuance Trust, a Delaware statutory business trust (the “Issuing Entity”) and Wells Fargo Bank, National Association (“Wells Fargo”), as Indenture Trustee and Collateral Agent, entered into the Third Amended and Restated Transfer and Servicing Agreement (the “Transfer and Servicing Agreement”).  The Transfer and Servicing Agreement is being filed as Exhibit 10.1 to this current report on Form 8-K.

On December 19, 2007, the Issuing Entity and Wells Fargo, as Indenture Trustee, entered into the Third Amended and Restated Indenture (the “Indenture”).  The Indenture is being filed as Exhibit 10.2 to this current report on Form 8-K.

On December 19, 2007, the Bank and the Bank of New York (Delaware), as Trustee, entered into the Third Amended and Restated Pooling and Servicing Agreement of First USA Credit Card Master Trust (the “First USA Pooling and Servicing Agreement”).  The First USA Pooling and Servicing Agreement is being filed as Exhibit 10.3 to this current report on Form 8-K.

On December 19, 2007, the Bank, and the Bank of New York, as Trustee and as Paying Agent, entered into the Fifth Amended and Restated Pooling and Servicing Agreement of Chase Credit Card Master Trust (the “Chase Pooling and Servicing Agreement”).  The Chase Pooling and Servicing Agreement is being filed as Exhibit 10.4 to this current report on Form 8-K.

On December 19, 2007, the Issuing Entity and Wells Fargo, entered into the Second Amended and Restated Asset Pool One Supplement (the “APO Supplement”).  The APO Supplement is being filed as Exhibit 10.5 to this current report on Form 8-K.

The Transfer and Servicing Agreement, the Indenture, the First USA Pooling and Servicing Agreement, the Chase Pooling and Servicing Agreement and the APO Supplement are among the material agreements that govern the conditions to issuance by the Issuing Entity of a series of notes called the CHASEseries.

Section 9  - Financial Statements and Exhibits

Item 9.01  Financial Statement and Exhibits.

The following exhibits are filed as a part of this report:

(10.1)
Third Amended and Restated Transfer and Servicing Agreement, dated as of December 19, 2007, by and among Chase Bank USA, National Association, Chase Issuance Trust and Wells Fargo Bank, National Association.

(10.2)	Third Amended and Restated Indenture, dated as of December 19, 2007, by and between Chase Issuance Trust and Wells Fargo Bank, National Association.

(10.3)
Third Amended and Restated Pooling and Servicing Agreement of First USA Credit Card Master Trust, dated as of December 19, 2007, by and between Chase Bank USA, National Association and The Bank of New York (Delaware).

(10.4)
Fifth Amended and Restated Pooling and Servicing Agreement of Chase Credit Card Master Trust, dated as of December 19, 2007, by and between Chase Bank USA, National Association and The Bank of New York.

(10.5)	Second Amended and Restated Asset Pool One Supplement, dated as of December 19, 2007, by and between Chase Issuance Trust and Wells Fargo Bank, National Association.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHASE BANK USA, NATIONAL ASSOCIATION,
as Sponsor, Depositor, Originator, Administrator and Servicer of the First USA Credit Card Master Trust, the Chase Credit Card Master Trust and the Chase Issuance Trust

By:	/s/ Patricia M. Garvey
Name: Patricia M. Garvey
Title: Vice President

Date:  December 19, 2007